United States
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2011

EasyLink Services International Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34446	13-3645702
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

6025 The Corners Parkway, Suite 100
Norcross, Georgia  30092
(Address of Principal Executive Offices)
(Zip Code)

(678) 533-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Security Holders.

On January 20, 2011, EasyLink Services International Corporation (the “Company”) materially modified the rights of the Company’s series C preferred stock (the “Series C Stock”) by filing a Certificate of Amendment (the “Series C Amendment”) to the Company’s Certificate of Incorporation relating to the Certificate of Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series C Convertible Redeemable Preferred Stock, dated January 5, 2000 (the “Series C Designations”).  The Series C Amendment modified the terms of the Series C Stock by (i) adjusting the conversion price of the Series C Stock (which determines the number of shares of the Company’s class A common stock to be issued upon conversion of the Series C Stock pursuant to the terms of the Series C Designations, as amended by the Series C Amendment), and (ii) causing all of the outstanding shares of Series C Stock to be converted into shares of the Company’s class A common stock upon the filing of the Series C Amendment.  The Series C Amendment became effective on January 20, 2011.

The foregoing descriptions of the Series C Designations and the Series C Amendment do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Series C Designations and the Series C Amendment, which are attached as Exhibit 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

See the information set forth in Item 3.03 to this Current Report on Form 8-K.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On January 19, 2011, the sole holder of outstanding Series C Stock approved of the adoption and filing of the Series C Amendment described in Item 3.03 to this Current Report on Form 8-K, pursuant to a written consent of the sole holder in lieu of a meeting.  See the information set forth in Item 3.03 to this Current Report on Form 8-K.

In addition, the Annual Meeting (the “Annual Meeting”) of the holders of class A common stock and series C preferred stock (the “Stockholders”) of the Company was held on Thursday, January 6, 2011.

At the Company’s Annual Meeting, the Stockholders elected each of the following incumbent directors to the Company’s Board of Directors to serve until the next annual meeting of the Stockholders in 2012, or until his earlier resignation or removal, with the results of such voting shown below:

Nominee	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes

Richard J. Berman	5,359,577	2,618,087	13,011,865

Kim D. Cooke	5,141,196	2,836,468	13,011,865

Paul D. Lapides	5,360,529	2,617,135	13,011,865

John S. Simon	5,366,667	2,610,997	13,011,865

Thomas J. Stallings	5,366,317	2,611,347	13,011,865

At the Annual Meeting, the Stockholders also ratified the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2011, with the results of such voting shown below:

Accounting Firm	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes

Friedman LLP	20,118,643	90,443	780,443	0

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

3.1
Certificate of Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series C Convertible Redeemable Preferred Stock of Internet Commerce Corporation, dated January 5, 2000, as filed with the Secretary of State of Delaware on January 6, 2000 (Incorporated by reference to Exhibit 3(i).4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3.2
Certificate of Amendment to the Certificate of Incorporation of EasyLink Services International Corporation, dated January 20, 2011, as filed with the Secretary of State of Delaware on January 20, 2011.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By:	/s/ Glen E. Shipley
Glen E. Shipley
Chief Financial Officer

Dated:  January 25, 2011

3

EXHIBIT INDEX

Exhibit Number	Description

3.1
Certificate of Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights of the Series C Convertible Redeemable Preferred Stock of Internet Commerce Corporation, dated January 5, 2000, as filed with the Secretary of State of Delaware on January 6, 2000 (Incorporated by reference to Exhibit 3(i).4 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2009 (File No. 001-34446), as filed with the Securities and Exchange Commission on December 4, 2009).

3.2
Certificate of Amendment to the Certificate of Incorporation of EasyLink Services International Corporation, dated January 20, 2011, as filed with the Secretary of State of Delaware on January 20, 2011.